WESTERN RESOURCES, INC.


                              FIRST MORTGAGE BONDS

                        CONVERTIBLE INTO DEBT SECURITIES

                          STANDARD PURCHASE PROVISIONS

                                    INCLUDING

                           FORM OF PURCHASE AGREEMENT



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                             WESTERN RESOURCES, INC.
                          STANDARD PURCHASE PROVISIONS


     From time to time, Western Resources, Inc., a corporation organized and existing under the laws of the State of Kansas (the "Company") may enter into purchase agreements that provide for the sale of designated securities to the purchaser or purchasers named therein. The standard provisions set forth herein may be incorporated by reference in any such purchase agreement (the "Purchase Agreement"). The Purchase Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as "this Agreement." The term "Bonds" shall mean the First Mortgage Bonds of the Company to be sold by the Company pursuant to the applicable Purchase Agreement. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (including a prospectus), relating to the Bonds, which pursuant to Item 12 of Form S-3 incorporates by reference documents which the Company and others have filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act") relating to the Company or other companies involved in transactions involving the Company. Such registration statement has been declared effective by the Commission. Promptly upon the execution of this Agreement, the Company will prepare a prospectus supplement relating to the Bonds (the "Prospectus Supplement"). The Company has furnished to you, for use by the Underwriters (as defined herein) and dealers, copies of one or more preliminary prospectuses and the documents so incorporated therein (each thereof, including the documents so incorporated therein, is herein called the "Preliminary Prospectus").

     1. Introductory. The Company proposes to issue and sell from time to time Bonds registered under the Registration Statement. The Bonds will be issued pursuant to the Indenture of Mortgage and Deed of Trust, dated July 1, 1939, to Harris Trust and Savings Bank, as Trustee (the "Bonds Trustee"), as supplemented and amended, including by a supplemental indenture pertaining to the particular series of Bonds involved in the


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offering (collectively called the "Mortgage"), and will have varying designations, interest rates and times of payment of any interest, maturities, redemption provisions and other terms, including, if specified with respect to a series, the conversion of the Bonds, solely at the Company's option, into unsecured senior debt securities of the Company (the "Debt Securities") issuable under an Indenture to be entered into between the Company and Harris Trust and Savings Bank (the "Indenture") with all such terms for any particular series of the Bonds being determined at the time of the sale and set forth in the Purchase Agreement and the Prospectus Supplement relating to such series of Bonds. The Bonds involved in any such offering are hereinafter referred to as the "Purchased Bonds," and the firm or firms, as the case may be, which agree to purchase the same are hereinafter referred to as the "Underwriters" of the Purchased Bonds. The terms "you" and "your" refer to those Underwriters who sign the Purchase Agreement either on behalf of themselves only or on behalf of themselves and as representatives of the several Underwriters named in Schedule A thereto, as the case may be. Purchased Bonds to be purchased by Underwriters are herein referred to as "Underwriters' Bonds," and any Purchased Bonds to be purchased pursuant to Delayed Delivery Contracts (as defined below) as hereinafter provided are herein referred to as "Contract Bonds."

     2. Delivery and Payment. The Company will deliver the Underwriters' Bonds to you for the accounts of the Underwriters at the place specified in the Purchase Agreement, against payment of the purchase price by certified or bank cashier's check in same day or New York Clearing House funds (as agreed to by the parties and specified in the Purchase Agreement) drawn to the order of the Company, at the time set forth in this Agreement or at such other time not later than seven full business days thereafter as you and the Company determine, such time being herein referred to as the "time of purchase." Unless otherwise provided for in the Purchase Agreement, the Underwriters' Bonds so to be delivered will be in definitive fully registered form registered in such authorized denominations and in such names as you request in writing not later than 10:00 A.M.,* on the third business day prior to the time of purchase, or, if no such request is received, in the names of the respective Underwriters in the amounts agreed

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*    Times mentioned herein are New York City Time.


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to be purchased by them pursuant to this Agreement. For the purpose of expediting the checking of the Underwriters' Bonds, the Company agrees to make the Underwriters' Bonds available to you (at the place specified in the Purchase Agreement) in definitive form not later than 10:00 A.M. on the first business day preceding the time of purchase.*

     If any Purchase Agreement provides for sales of Purchased Bonds pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Contract Bonds pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto (the Delayed Delivery Contracts) with such changes therein as the Company may approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies, and educational and charitable institutions. At the time of purchase the Company will pay you as compensation, for the accounts of the Underwriters, the compensation set forth in such Purchase Agreement in respect of the principal amount of Contract Bonds. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Bonds shall be deducted from the Purchased Bonds to be purchased by the several Underwriters and the aggregate principal amount of Purchased Bonds to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Purchased Bonds set forth opposite each Underwriter's name in such Purchase Agreement, except to the extent that you determine that such reduction shall be otherwise allocated and so advise the Company.

     3. Certain Covenants of the Company. The Company agrees:

                  (a) As soon as possible after the execution and delivery of this Agreement to file the Prospectus with the Commission pursuant to its Rule 424 under the Act and, if and when required at any time after such execution and delivery, to file amendments to the applications the Company has previously filed with any state regulatory agencies having jurisdiction over the Company's issuance of its se-

----------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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         curities setting forth, among other things, the necessary information with respect to the price and terms of the offering of the Purchased Bonds;

                  (b) To file no amendment or supplement to the Registration Statement or Prospectus subsequent to the execution of this Agreement to which you object in writing unless, in the opinion of counsel to the Company, such filing is required by law;

                  (c) To furnish such proper information as may be required and otherwise to cooperate in qualifying the Purchased Bonds and the Debt Securities issuable upon conversion thereof for sale under the laws of such jurisdictions as you may designate and in determining their eligibility for investment under the laws of such jurisdictions; provided that the Company shall not hereby be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (d) To the extent not previously furnished to you, to furnish to you two signed copies of the Registration Statement, as initially filed with the Commission, of all amendments thereto, and of all documents incorporated by reference therein (including all exhibits filed therewith, other than exhibits which have previously been furnished to you and exhibits incorporated by reference in such documents), and to furnish to you sufficient unsigned copies of the foregoing (other than exhibits) for distribution of a copy to you and to each of the other Underwriters (if any);

                  (e) To deliver to the Underwriters without charge as soon as practicable after the execution and delivery of this Agreement and thereafter from time to time to furnish to the Underwriters, without charge, as many copies of the Prospectus in final form and any documents incorporated by reference therein at or after the date thereof (and of the Registration Statement as amended or supplemented, if the Company shall have made any amendment or supplement after the effective date of the Registration Statement) as you or the respective Underwriters may reasonably request for the purposes contemplated by the Act;

                  (f) To advise you promptly (confirming such advice in writing) of any official request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto, or of


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         official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible, or of the suspension of qualification of the Purchased Bonds for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose;

                  (g) To advise the Underwriters of the happening of any event known to the Company within the time during which a prospectus relating to the Purchased Bonds is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus or any amended or supplemented Prospectus or in the information incorporated by reference therein so that as thereafter delivered to purchasers such Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and on request to prepare and furnish to the Underwriters and to dealers and other persons designated by you such amendments or supplements (including appropriate filings under the Exchange Act) to the Prospectus as may be necessary to reflect any such change, provided that the Company shall be so obligated subsequent to the time of purchase only so long as the Company is notified of unsold allotments (failure by the Underwriters to so notify the Company cancels the Company's obligation under this Section 3(g));

                  (h) As soon as practicable, to make generally available to its security holders an earnings statement (as contemplated by Rule 158 under the Act) covering a period of twelve months after the effective date (as the term "effective date" is defined in Rule 158) of the Registration Statement;

                  (i) To pay the reasonable fees and expenses of counsel for the Underwriters, and to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in contemplation of the performance of this Agreement, in the event that the Underwriters' Bonds are not delivered to and taken up and paid for by the Underwriters hereunder for any reason whatsoever except the failure or refusal of any Underwriter to take up and pay for Underwriters' Bonds


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         for some reason not permitted by the terms of this Agreement, the
         Underwriters agreeing to pay the fees and expenses of counsel for the Underwriters in any other event;

                  (j) To pay all expenses, fees and taxes (other than transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under 3(i) above or (iv) below) in connection with
         (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus and the Prospectus, any documents incorporated by reference therein at or after the date thereof and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers, (ii) the issue, sale and delivery of the Purchased Bonds and the Debt Securities issuable upon conversion thereof, (iii) the printing and reproduction of this Agreement and the opinions and letters referred to in Section 4(a) hereof, (iv) the qualification of the Purchased Bonds and the Debt Securities issuable upon conversion thereof for sale and determination of their eligibility for investment under state laws as aforesaid, including the legal fees (not to exceed $3,000) and all filing fees and disbursements of counsel for the Underwriters and all other filing fees, and the printing and furnishing of copies of the "Blue Sky Survey" and the "Legal Investment Survey" to the Underwriters and to dealers, (v) the rating of the Purchased Bonds and the Debt Securities issuable upon conversion thereof by national rating agencies and (vi) the performance of the Company's other obligations hereunder;

                  (k) To use its best efforts to cause the Mortgage to be duly filed for record, appropriate notices of such filing to be recorded, and an appropriate financing statement to be filed, wherever necessary or appropriate to perfect the lien of the Mortgage for the benefit of the Purchased Bonds prior to the time of purchase;

                  (l) To cause the Indenture to be duly authorized by the Company and to be registered under the Trust Indenture Act of 1939, as amended, and, if applicable, to authorize by a Securities Resolution (as defined in the Indenture) a series of Debt Securities, with terms substantially identical to those described in the Prospectus and Prospectus Supplement, to be issued upon conversion of the Bonds, solely at the Company's option.


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                  (m) To furnish to the Underwriters, at or before the time of filing with the Commission subsequent to the effective date of the Registration Statement and prior to the termination of the distribution of the Purchased Bonds, a copy of any document proposed to be filed by the Company pursuant to Section 13(a), 13(d), 14 or 15(d) of the Exchange Act; and

                  (n) During the period beginning from the date of this Agreement and continuing to and including the later of (i) the termination of trading restrictions on the Purchased Bonds, as notified to the Company by the Underwriters, and (ii) the time of purchase, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the time of purchase and which are substantially similar to the Purchased Bonds or the Debt Securities issuable upon conversion thereof, without the Underwriters' prior written consent; provided, however, that in no event shall the foregoing period extend more than fifteen calendar days from the date of this Agreement.

     4. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) That, at the time of purchase, you shall receive the signed opinions of John K. Rosenberg, Esq., Executive Vice President and General Counsel of the Company; Cahill Gordon & Reindel, counsel for the Company; and Sidley & Austin, counsel for the Underwriters, in each case substantially in the forms heretofore furnished to you and in substance satisfactory to you, addressed to the Underwriters (with reproduced or conformed copies thereof for each of the other Underwriters); and that, at the time of purchase, you shall receive the signed letter of Arthur Andersen & Co., independent public accountants of the Company, and the signed letter of Coopers & Lybrand L.L.P., independent public accountants of Kansas City Power and Light Company, each substantially in the form heretofore furnished to you and in substance satisfactory to you addressed to the Underwriters (with reproduced or conformed copies thereof for each of the other Underwriters);

                  (b) That all orders, approvals or consents of state or federal regulatory commissions necessary to permit the issue, sale and delivery of the Purchased Bonds or the Debt Securities issuable upon conversion thereof shall


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         have been issued; at the time of purchase such orders shall be in full force and effect; and prior to such time of purchase no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission and at such time of purchase no proceedings therefor shall be pending or threatened;

                  (c) That, at the time the Registration Statement became effective, the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus at its issue date and at the time of purchase shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than any statement contained in, or any matter omitted from, the Registration Statement or the Prospectus in reliance upon, and in conformity with, information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement or Prospectus and other than information contained in filings made by others and incorporated by reference in the Registration Statement and Prospectus;

                  (d) That, subsequent to the respective dates as of which information is given in the Registration Statement and in the Prospectus, at the time the Prospectus is first filed pursuant to Rule 424 under the Act, and prior to the time of purchase, in your opinion no material adverse change in the condition of the Company, financial or otherwise, shall have taken place (other than as referred to in or contemplated by the Registration Statement and Prospectus as of such time) which, in the reasonable judgment of the Underwriters, is sufficiently material and adverse so as to render it impractical or inadvisable to offer or deliver the Purchased Bonds on the terms and in the manner contemplated in the Prospectus;

                  (e) That the Company shall have performed all of its obligations under this Agreement which are to be performed by the terms hereof at or before the time of purchase;


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                                       9


                  (f) That the Company shall, at the time of purchase, deliver to you (with reproduced or conformed copies thereof for each of the other Underwriters) a signed certificate of two of its executive officers stating that, subsequent to the respective dates as of which information is given in the Registration Statement and in the Prospectus, at the time the Prospectus is first filed pursuant to Rule 424 under the Act, and prior to the time of purchase, no material adverse change in the condition of the Company, financial or otherwise, shall have taken place (other than as referred to in or contemplated by the Registration Statement and Prospectus as of such time) and also covering the matters set forth in (c) and (e) of this Section 4;

                  (g) That the Company shall have accepted Delayed Delivery Contracts in any case in which sales of Contract Bonds arranged by the Underwriters have been approved by the Company; and

                  (h) That subsequent to the date of this Agreement: (i) no downgrading shall have occurred in the rating accorded the Company's First Mortgage Bonds by a "nationally recognized securities rating organization," as that term is defined by the Commission for purposes of its Rule 436(g)(2); and (ii) no such rating organization shall have announced publicly subsequent to the date of this Agreement that it has placed, or informed the Company or the Underwriters that it intends to place, any of the Bonds on what is commonly referred to as a "watchlist" for possible downgrading, in a manner or to an extent indicating a materially greater likelihood of a downgrading as described in clause (i) above occurring than was the case as of the date hereof.

     5. Termination of Agreement. The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion, if, at any time prior to the time of purchase, trading in securities on the New York Stock Exchange shall have been suspended (other than a temporary suspension to provide for an orderly market) or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any outbreak or material escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on


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the financial markets of the United States as, in your reasonable judgment, to make it impracticable to market the Purchased Bonds.

     If you elect to terminate this Agreement as provided in this Section 5, the Company and each other Underwriter shall be notified promptly in writing or by telephone, confirmed in writing.

     If the sale to the Underwriters of the Underwriters' Bonds, as herein contemplated, is not carried out by the Underwriters for any reason permitted hereunder or if such sale is not carried out because the Company shall be unable to comply with any of the terms thereof, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(i), 3(j), 7(b) and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company (except to the extent provided in Sections 8(b) and 9 hereof) or to one another under this Agreement.

     6. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Purchased Bonds to be purchased by it hereunder and if the principal amount of the Purchased Bonds which all Underwriters so defaulting shall have so failed to take up and pay for does not exceed 10% of the total principal amount of the Purchased Bonds, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of the Purchased Bonds they are obligated to purchase pursuant to this Agreement) the principal amount of the Purchased Bonds agreed to be purchased by all such defaulting Underwriters, as herein provided. Such Purchased Bonds shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Purchased Bonds shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the principal amount of the Purchased Bonds set opposite the names of all such non-defaulting Underwriters in Schedule A to the Purchase Agreement.

     Without relieving any defaulting Underwriter of its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Purchased Bonds hereunder unless all of the Underwriters' Bonds are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).


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     If a new underwriter or underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you will have the right to postpone the time of purchase for a period of not exceeding five business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement will refer to and include any underwriter substituted under this Section 6 with like effect as if such substituted underwriter had originally been named in Schedule A to the Purchase Agreement.

     7. Warranties and Representations of and Indemnity by the Company. (a) The Company warrants and represents that, when the Registration Statement became effective, the Registration Statement complied in all material respects, and, when the Prospectus is first filed pursuant to Rule 424 under the Act, and at the time of purchase the Prospectus will comply in all material respects, with the provisions of the Act, and that neither contained nor will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in, or any matter omitted from, the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to the Underwriter in the Registration Statement or Prospectus or contained in filings made by others and incorporated by reference in the Registration Statement and Prospectus. The Company also warrants and represents that the documents incorporated by reference in the Prospectus complied at the time they were filed in all material respects with the requirements of the Exchange Act and any additional documents deemed to be incorporated by reference in the Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b) The Company agrees to indemnify and hold harmless each Underwriter, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section


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20 of the Exchange Act, from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact in the Registration Statement, any prospectus contained in the Registration Statement at the time it became effective or the Prospectus, or any related preliminary prospectus, or arises out of or is based upon any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading. The foregoing shall not cover any such loss, expense, liability or claim, however, which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to the Underwriter in, any such documents or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in any such documents or necessary to make such information not misleading.

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing or by telephone, confirmed in writing, of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify the Company will not relieve it from any liability that it may have to such Underwriter under this Section 7(b) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by the Company. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by such Underwriter shall be borne by the Company. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or ac-


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                                       13


tion effected without its written consent. The Company's indemnity agreement contained in this Section 7(b) and its warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Bonds.

     The Company agrees promptly to notify the Underwriters of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Purchased Bonds or with the Registration Statement or Prospectus.

     8. Warranties and Representations of and Indemnity by Underwriters. (a) Each Underwriter warrants and represents that the information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement at the time it became effective or the Prospectus when the Prospectus is first filed pursuant to Rule 424 under the Act, will not contain an untrue statement of a material fact and will not omit to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectus or necessary to make such information not misleading. Each Underwriter, in addition to other information furnished by such Underwriter or on its behalf through you to the Company in writing expressly for use with reference to such Underwriter in the Registration Statement and Prospectus, hereby furnishes to the Company in writing expressly for use with reference to such Underwriter the statements with respect to the terms of offering of the Purchased Bonds by the Underwriters set forth on the cover page of the Prospectus and under "Underwriting" therein.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, officers and controlling persons from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in, the Registration Statement, any prospectus contained in the Registration Statement at the time it became effective or the Prospectus, or any related preliminary prospectus, or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in such documents or necessary to make such information not misleading.

     If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing or by telephone, confirmed in writing, of the institution of such action, and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify such Underwriter will not relieve it from any liability that it may have to the Company under this Section 8(b) unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by such Underwriter. The Company or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one counsel for all indemnified parties selected by the Company shall be borne by such Underwriter. Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter. The indemnity agreement on the part of each Underwriter contained in this Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such person, and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Bonds.

     Each Underwriter agrees promptly to notify the Company of the commencement of any litigation or proceedings against the Underwriter in connection with the issue and sale of the Purchased Bonds or with the Registration Statement or Prospectus.

     9. Contribution. If the indemnification provided for in Sections 7(b) or 8(b) above is unavailable in respect of any losses, expenses, liabilities or claims referred to therein, then the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Purchased Bonds (taking into account the portion of the proceeds of the offering received by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances. The parties entitled to indemnification agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters and their directors, officers and controlling persons were treated as one entity for such purpose). The contribution agreement contained in this Section 9 shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective directors, officers or controlling persons and shall survive any termination of this Agreement and the issuance and delivery of the Purchased Bonds.

     10. Notices. All statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to the address furnished in writing for the purpose of such statements, requests, notices and agreements hereunder, and, if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 818 Kansas Avenue, Topeka, Kansas 66612, Attention: Steven L. Kitchen, Executive Vice President and Chief Financial Officer.

     11. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     12. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company, and the controlling persons, directors and officers referred to in Sections 7, 8 and 9 hereof, and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation (including, without limitation, any purchaser of the Purchased Bonds from an Underwriter or any subsequent holder thereof or any purchaser of any Contract Bonds or any subsequent holder thereof) any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

     The term "successor" as used in this Agreement shall not include any purchaser, as such purchaser, of any Purchased Bonds from any Underwriter or any subsequent holder thereof or any purchaser, as such purchaser, of any Contract Bonds or any subsequent holder thereof.

     13. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

                                   Schedule I


                            DELAYED DELIVERY CONTRACT


                                                     Dated: ______________, 199_


Western Resources, Inc.
818 Kansas Avenue
Topeka, Kansas 66612

Attention:  Chief Financial Officer

Dear Sirs:

     The undersigned hereby agrees to purchase from Western Resources, Inc. (the "Company"), and the Company agrees to sell to the undersigned,

                              $
                               -------------------

principal amount of the Company's (state title of issue] (the Bonds) offered by the Company's Prospectus dated ____________, 199_ and a Prospectus Supplement dated ________________, 199 _, receipt of copies of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof plus accrued interest and on the further terms and conditions set forth in this contract.

     The undersigned agrees to purchase such Bonds in the principal amounts and on the delivery dates (the Delivery Dates) set forth below:


                                      Principal                  Plus Accrued
 Delivery Date                          Amount                   Interest From:

                             $
---------------------        ------------------------       -------------------

                             $
---------------------        ------------------------       -------------------

                             $
---------------------        ------------------------       -------------------

     Payment for the Bonds which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or bank cashier's check in same day or New York Clearing House funds (as agreed to by the Company and the undersigned) at the (or at such other place as the undersigned and the Company shall agree) at 11:00 A.M., New York City Time, on such Delivery Date upon issuance and delivery to the undersigned of the Bonds to be purchased by the undersigned on such Delivery Date in such authorized denominations and, unless otherwise provided herein, registered in such names as the undersigned may designate by written or telegraphic communications addressed to the Company not less than five full business days prior to such Delivery Date.

     The obligation of the Company to sell and deliver, and of the undersigned to take delivery of and make payment for, Bonds on each Delivery Date shall be subject to the conditions that (1) the purchase of Bonds to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject, (2) the sale of the Bonds by the Company pursuant to this contract shall not at the time of delivery be prohibited under the laws of any jurisdiction to which the Company is subject and (3) the Company shall have sold, and delivery shall have taken place, to the Underwriters such principal amount of the Bonds as is to be sold and delivered to them. In the event that Bonds are not sold to the undersigned because one of the foregoing conditions is not met, the Company shall not be liable to the undersigned for damages arising out of the transactions covered by this contract.

     Promptly after completion of the sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinions of counsel for the Company delivered to the Underwriters.

     Failure to take delivery of and make payment for Bonds by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

     The undersigned represents and warrants that (a) as of the date of this contract, the undersigned is not prohibited under the laws of the jurisdictions to which the undersigned is subject from purchasing the Bonds hereby agreed to be purchased and (b) the undersigned does not contemplate selling the Bonds which it has agreed to purchase hereunder prior to the Delivery Date therefore.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This contract shall be governed by and construed in accordance with the laws of the State of New York. This contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If the contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so signed.

                                      Yours very truly,

                                      ---------------------------------

                                      By
                                        -------------------------------

                                      ---------------------------------

                                      ---------------------------------
                                                      Address

Accepted, as of the date first above written


WESTERN RESOURCES, INC.


By
   -----------------------------

Title
     ---------------------------

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:

(Please print.)


                                 Telephone No.
    Name                     (Including Area Code)               Department
    ----                     ---------------------               ----------

                             WESTERN RESOURCES, INC.

                               PURCHASE AGREEMENT

                              FIRST MORTGAGE BONDS

                              --------------------
                                      Date)


Western Resources, Inc.
818 Kansas Avenue
Topeka, Kansas 66612

Dear Sirs:

     Referring to the First Mortgage Bonds of Western Resources, Inc. (the "Company") ("Bonds") covered by registration statement on Form S-3 (No. 333- ), such registration statement including (i) the prospectus included therein, dated ________________, as supplemented by a prospectus supplement dated
________________, in the form filed under Rule 424(b) and any additional prospectus supplements relating to the Bonds filed under Rule 424 (such prospectus as so supplemented, including each document incorporated by reference therein is hereinafter called the "Prospectus") and (ii) all documents filed as part thereof or incorporated by reference therein, is hereinafter called the "Registration Statement," on the basis of the representations, warranties and agreements contained in this Agreement, but subject to the terms and conditions herein set forth, the purchaser or purchasers named in Schedule A hereto (the "Underwriters") agree to purchase, severally, and the Company agrees to sell to the Underwriters, severally, the respective principal amounts of the Bonds having the terms described below (the "Purchased Bonds") set forth opposite the name of each Underwriter on Schedule A hereto.

     The price at which the Purchased Bonds shall be purchased from the Company by the Underwriters shall be ___% plus accrued interest from _________________. The initial public offering price shall be ___% plus accrued interest from ___________. The Purchased Bonds will be offered by the Underwriters as set forth in the Prospectus relating to such Purchased Bonds.

     The Purchased Bonds will have the following terms:



     Title of Bonds:
                                                       ------------------------

     Interest Rate:                                    ____% per annum

     Interest Payment Dates:
                                                       ------------------------

     Maturity:
                                                       ------------------------

     Redemption Provisions:
                                                       ------------------------

                                                       ------------------------
                                                       ------------------------

                                                       ------------------------
                                                       ------------------------

     Company Conversion Option:
                                                       ------------------------

                                                       ------------------------

                                                       ------------------------

     Other:
                                                       ------------------------

                                                       ------------------------
                                                       ------------------------

                                                       ------------------------
                                                       ------------------------

                                                       ------------------------
                                                       ------------------------

     Payment for the Purchased Bonds shall be made in the following funds:
                                                       ------------------------

     The time of purchase shall be:
                                                       ------------------------

     The place to which the Purchased Bonds may be checked and packaged shall be:
                                                       ------------------------

     The place(s) at which the Purchased Bonds shall be delivered and sold shall be:
                                                       ------------------------

Delayed Delivery
Contracts:  [authorized] [not authorized]


           [Delivery Date
                                                     -----------------

           Minimum principal amount of Purchased Bonds to be sold pursuant to any Delayed Delivery Contract:
                                                     -----------------

           Maximum aggregate principal amount of Purchased Bonds to be sold pursuant to all Delayed Delivery Contracts:
                                                     -----------------

           Compensation to
           Underwriters:                                               ]*
                                                     -----------------


     Notices to the Underwriters shall be sent to the following address(es) or telecopier number(s):




     If we are acting as Representative(s) for the several Underwriters named in Schedule A hereto, we represent that we are authorized to act for such several Underwriters in connection with the transactions contemplated in this Agreement, and that, if there are more than one of us, any action under this Agreement taken by any of us will be binding upon all the Underwriters.

     All of the provisions contained in the document entitled "Western Resources, Inc., First Mortgage Bonds, Standard Purchase Provisions," a copy of which has been previously furnished to us, are hereby incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       [Firm Name]

                                       By
                                         -------------------------------
                                         Title:
                                               -------------------------

                                       [Firm Name]

                                       By
                                         -------------------------------
                                         Title:
                                               -------------------------

                                         Acting on behalf of and as
                                         Representative(s) of the
                                         several Underwriters named
                                         in Schedule A hereto.*





----------

* To be deleted if the Purchase Agreement is not executed by one or more Underwriters acting as Representative(s) of the Underwriters for purposes of this Agreement.

The foregoing Purchase Agreement is hereby confirmed as of the date first above written.


WESTERN RESOURCES, INC.



By
  -----------------------------------
Title
     --------------------------------

                                   SCHEDULE A



Name of Underwriter                                         Amount
-------------------                                         ------















                                                   ----------------------------
Total                                              $
                                                   ----------------------------